UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 17, 2011

CAPITAL GOLD CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	0-13078	13-3180530
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

76 Beaver Street, 14th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 344-2785

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 17, 2011, Capital Gold Corporation (the “Company”) entered into Amendment No. 3 (the “Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”), as amended, with Gammon Gold Inc. (“Gammon”), and Capital Gold AcquireCo, Inc., a direct, wholly owned subsidiary of Gammon (“MergerCo”).

The Amendment increases the cash component of the merger consideration to be paid to the Company’s stockholders by $0.30 per share from $0.79 to $1.09. All other terms of the Merger Agreement remain unchanged.

Item 8.01.	Other Information

On March 18, 2011, the Company convened a special meeting of stockholders (the “Special Meeting”) to vote on a proposal to adjourn the Special Meeting to give the Company’s stockholders additional time to consider the increased consideration and to review a supplement to the definitive proxy statement/prospectus to be filed with the Securities and Exchange Commission.  Based on preliminary information from the Company’s proxy solicitor, the stockholders of the Company adjourned the Special Meeting until April 1, 2011.

On March 18, 2011, the Company issued a press release regarding the Amendment and the adjournment of its Special Meeting, which press release is filed as Exhibit 99.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

2.1	Amendment No. 3 to Agreement and Plan of Merger, dated as of March 17, 2011, by and among Gammon Gold Inc., Capital Gold AcquireCo, Inc. and Capital Gold Corporation, as amended.

99.1	Press release of the Company announcing the adjournment of the Company’s Special Meeting, issued on March 18, 2011.

Forward Looking Statements

This filing contains forward-looking statements and forward-looking information within the meaning of applicable securities laws. The use of any of the words “plans”, “expects”, or “does not expect”, “is expected”, “budget”, “scheduled”, “anticipates”, or “does not anticipate”,  “continue”, “estimates”, “forecasts”, “objective”, “ongoing”, “may”, “will”, “project”, “should”, “believe”, “intends” or variations of such words and phrases or statements are intended to identify forward-looking information or statements. Forward-looking information is based on the opinions and estimates of management at the date the information is made, and is based on a number of assumptions and subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those projected in the forward-looking information.  More particularly and without limitation, this filing contains forward-looking statements and information concerning Gammon Gold’s proposed acquisition of Capital Gold (the “Acquisition”) and the merger agreement pursuant to which such acquisition will be effected.  The forward-looking statements and information are based on certain key expectations and assumptions made by Gammon Gold and Capital Gold. Although Gammon Gold and Capital Gold believe that the expectations and assumptions on which such forward-looking statements and information are based are reasonable, undue reliance should not be placed on the forward-looking statements and information because neither of them can give any assurance that they will prove to be correct. Since forward-looking statements and information address future events and conditions, by their very nature they involve inherent risks and uncertainties. There are risks also inherent in the nature of the Acquisition, including whether the completion of the Acquisition will ultimately occur, whether the anticipated synergies of the acquisition will occur, incorrect assessment of the value of the respective properties of each of Gammon Gold and Capital Gold, and failure to obtain the required security holder, regulatory, third party and other approvals. Readers are cautioned that the foregoing list of factors is not exhaustive. There may be other factors that cause actions, events or results not to be anticipated, estimated or intended. The forward-looking statements and information contained in this filing are made as of the date hereof. There can be no assurance that forward-looking information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information.  Neither Gammon Gold nor Capital Gold undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, except in accordance with applicable securities laws.

CAPITAL GOLD CORPORATION (THE “COMPANY”) AND GAMMON GOLD INC. (“GAMMON”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

THE INFORMATION ON EITHER CAPITAL GOLD OR GAMMON’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS CAPITAL GOLD OR GAMMON MAKE WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.  NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Important Additional Information

Capital Gold Corporation filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on February 18, 2011 in connection with the Special Meeting of Stockholders to be held on March 18, 2011 and mailed the definitive proxy statement and a WHITE proxy card to stockholders and additional soliciting materials. CGC and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with such meeting. The Company’s stockholders are strongly advised to read CGC’s proxy statement as it contains important information. Stockholders may obtain an additional copy of CGC’s definitive proxy statement and any other documents filed by the Company with the SEC for free at the SEC’s website at http://www.sec.gov. Copies of the definitive proxy statement are available for free at www.capitalgoldcorp.com. In addition, copies of the Company’s proxy materials may be requested at no charge by contacting MacKenzie Partners, Inc. at 1-800-322-2885 or via email at proxy@mackenziepartners.com. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of CGC’s stockholders is available in CGC’s definitive proxy statement filed with SEC on February 11, 2011.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GOLD CORPORATION

By:	/s/ Christopher Chipman
Name: Christopher Chipman
Title: Chief Financial Officer

Dated: March 18, 2011